                      FIRST AMENDMENT TO CREDIT AGREEMENT
                                      AND
                           CONFIRMATION OF GUARANTY


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONFIRMATION OF GUARANTY (this "Amendment") is made as of October 1, 1997, among AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL"), NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc. ("NJMI") and FEDERAL LEASING CORP., a New Jersey corporation ("Federal Leasing") (ABC, HAC, and ABL are "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); the Lenders (herein so called) described below; and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Administrative Agent for Lenders ("Agent").

                               R E C I T A L S:

         A. ABC, HAC, ABL, Parent, Lenders and Agent are parties to a certain Credit Agreement (as amended and supplemented, herein so called) dated as of July 31, 1997.

         B. Parent has executed an unconditional continuing guaranty agreement, dated as of July 31, 1997, guarantying full payment of certain guaranteed obligations defined therein, including without limitation, the obligations (the "Obligation") of the Co-Borrowers arising under the Credit Agreement and related Credit Documents (the "Guaranty Agreement").

         C. Parent desires to acquire New Jersey Mortgage & Investment Corp., a residential lender with its principal place of business in Roseland, New Jersey, and its wholly owned subsidiary, Federal Leasing Corp., an equipment lessor with its principal place of business in Roseland, New Jersey (the "Acquisition").

         D. The Acquisition will require Parent to assume certain indebtedness of NJMI (the "Additional Indebtedness").

         E. Federal Leasing and NJMI desire to assume all rights, duties and obligations of a Co- Borrower under the Credit Agreement and become a Co-Borrower for all purposes under the Credit Agreement.

         F. Co-Borrowers, Parent and Lenders wish to enter into this Amendment to permit the incurrence of the Additional Indebtedness, to add NJMI and Federal Leasing as additional Co-Borrowers under the Credit Agreement, and to make certain other modifications to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lenders, Agent, Co-Borrowers, and Parent covenant and agree as follows:

1. Definitions. Terms used herein and defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, except as otherwise provided herein. All references to "Sections" herein are references to Sections of the Credit Agreement.

2. Consents. Agent and each Lender, subject to the terms and conditions set forth herein, hereby consent to the Acquisition and agree and acknowledge that
(i) the Acquisition is a Permitted Acquisition under the terms of the Credit Agreement and (ii) the indebtedness assumed by Parent in connection with the Acquisition, up to a maximum amount of $20,000,000 of indebtedness currently owed by NJMI and Federal Leasing, is Debt acceptable to Required Lenders and constitutes Permitted Debt under the Credit Agreement pursuant to Section 8.1(j) thereof. The foregoing consent is expressly conditioned upon the following terms and conditions:

         (a) within sixty (60) days following the closing of the Acquisition, all Debt of NJMI pursuant to a working capital line of credit extended to NJMI by Rothchild & Sons Limited shall be repaid in full and such facility shall be terminated;

         (b) promptly following the closing of the Acquisition, the Debt of NJMI under the "Warehouse Lines of Credit" (herein so called) extended by CoreStates Bank, N.A. and Bank of Boston, N.A. shall be refinanced with Borrowings under the Credit Agreement and the Warehouse Lines of Credit shall be terminated;

         (c) the remaining Debt assumed by Parent and not repaid pursuant to clauses (a) and (b) above shall be either (i) Debt subordinated in right of payment to the Obligation pursuant to subordination agreements executed by the holders of such Debt (the "Junior Lenders") in form and substance acceptable to Agent and its counsel (the "Subordination Agreements"), which subordinated debt is payable to the Junior Lenders, assuming no Default Condition or Event of Default exists, in accordance with its scheduled amortization over a five year period, or (ii) the capital lease described on Exhibit A attached hereto.

3. Credit Agreement Amendments. The Credit Agreement shall be and hereby is amended as follows:

         (a) NJMI and Federal Leasing are each hereby added to the Credit Agreement as a Co- Borrower and each reference in this Amendment, the Credit Agreement and other related Credit Documents and all schedules and exhibits thereto to Co-Borrowers shall be references to ABC, HAC, ABL, NJMI and Federal Leasing. Each of NJMI and Federal Leasing hereby assumes all of the obligations and duties of the Co-Borrowers under the Credit Agreement and agrees to be bound by all of the covenants and agreements set forth therein. Each of NJMI and Federal Leasing hereby makes and affirms, as to itself, and as of the date hereof, each representation and warranty of the Co- Borrowers set forth in the Credit Agreement. For purposes of Section 12.2 of the Credit Agreement, the addresses and fax numbers for NJMI and Federal Leasing are those set forth beside their names on the signature pages below.

         (b) The definitions of "Borrowing Base" and "Co-Borrowers" are hereby amended in their entirety to read as follows:

             "Co-Borrowers" means ABC, HAC, ABL, NJMI and Federal Leasing.

             "Borrowing Base" means, at any time, the sum of:

                      (a) the total collateral value of each
             Eligible-Mortgage Loan and each Eligible-Commercial Loan, equal to 98% of the lowest of (i) the unpaid principal balance of the underlying promissory note, (ii) the actual amount funded by ABC, HAC or NJMI, as the case may be, with respect to that Eligible-Mortgage Loan or Eligible-Commercial Loan, or
             (iii) the Market Value thereof, as determined by Administrative Agent; plus

                      (b) the total collateral value of each
             Eligible-Seasoned Loan, equal to 90% of the lowest of (i) the unpaid principal balance of the underlying promissory note,
             (ii) the actual amount funded by ABC, HAC, or NJMI, as the case may be, with respect to that Eligible-Seasoned Loan, or
             (iii) the Market Value thereof, as determined by Administrative Agent; plus

                      (c) the total collateral value of each Eligible Lease
             and Eligible-Seasoned Lease, equal to 85% of the lower of (i) the actual amount funded by ABL or Federal Leasing with respect to that Eligible Lease or Eligible-Seasoned Lease, or
             (ii) the net present value of the current lease balance determined in accordance with the discounting methods agreed upon in writing by ABL or Federal Leasing and Administrative Agent from time to time.

         (c) The definition of "Note Payment Accounts" is hereby amended to change the Account Number information for ABC, HAC and ABL as follows and to add the following non-interest bearing restricted checking accounts maintained with Administrative Agent:

         o For ABC, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

         o For HAC, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

         o For ABL, Account No. 0010-267-2640, styled "American Business Financial Services, Inc. - Note Payment Account."

         o For NJMI, Account No. 0010-267-2640 styled "New Jersey Mortgage and Investment - Note Payment Account"

         o for Federal Leasing, Account No. 0010-267-2640 styled "Federal Leasing - Note Payment Account"

         (d) The following definitions are hereby added to the Credit Agreement to read as follows:

             "Federal Leasing" means Federal Leasing Corp., a New Jersey corporation.

             "NJMI" means New Jersey Mortgage and Investment Corp., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc.

         (e) Section 9.1 is hereby amended in its entirety to read as follows:

         Section 9.1 Tangible Net Worth. During the time periods set forth below, Tangible Net Worth may never be less than the amounts set forth opposite such time periods:
________________________________________________________________________________
              Time Periods                      Minimum Tangible Net Worth
________________________________________________________________________________
July 31, 1997 - October 1, 1997                         $25,000,000
________________________________________________________________________________
October 1, 1997 - 12/30/97                              $15,000,000
________________________________________________________________________________
12/31/97 - 3/30/98                                      $16,500,000
________________________________________________________________________________
3/31/98 - 6/29/98                                       $19,000,000
________________________________________________________________________________
6/30/98 - 9/29/98                                       $21,500,000
________________________________________________________________________________
9/30/98 and thereafter                                  $25,000,000
________________________________________________________________________________

         (f) Schedule 6.2 of the Credit Agreement is hereby revised in its entirety and replaced with the Schedule 6.2 attached hereto.

         (g) Paragraph D. 4. of Schedule 4.1 of the Credit Agreement is hereby amended to add the following provision to the end of such Paragraph:

             "; provided, however, that UCC financing statements need not be filed of record for any such Lease under which the aggregate original equipment cost is less than $10,000."

         (h) Exhibit D-3 of the Credit Agreement is hereby revised in its entirety and replaced with Exhibit D-3 attached hereto.

         (i) Each schedule and exhibit to the Credit Agreement is amended as necessary to reflect the addition of NJMI and Federal Leasing as Co-Borrowers under the Credit Agreement and each reference to Co-Borrower therein shall be deemed to include references to NJMI and Federal Leasing and each reference to the Credit Agreement shall be deemed to be a reference to the Credit Agreement, as amended hereby.

4. Confirmation of Guaranty Agreement. Parent agrees, accepts and consents to the terms and provisions hereof and each other Credit Document in effect as of the date hereof and confirms the continued validity of the Guaranty Agreement including, but not limited to the application of the Guaranty Agreement to the indebtedness of each of NJMI and Federal Leasing.

5. Conditions Precedent. The obligation of Agent and each Lender to be bound by the provisions hereof shall be subject to the fulfillment of the following conditions precedent, in a manner satisfactory to Agent:

                  (a) Agent shall have received the following, duly executed by each party thereto, other than Agent, each in form and substance satisfactory to Agent:

                      (i)   This Amendment;

                      (ii) Warehouse Notes in the following original principal amounts executed by Co-Borrowers, payable to the order of the following Lenders, in substantially the form of Exhibit A-1 to the Credit
         Agreement:
________________________________________________________________________________
Texas Commerce Bank, National                                  $55,000,000.00
Association
________________________________________________________________________________
The Bank of New York                                           $15,000,000.00
________________________________________________________________________________
CoreStates Bank                                                $10,000,000.00
________________________________________________________________________________
FirstTrust Bank                                                $ 5,000,000.00
________________________________________________________________________________
National City Bank                                             $15,000,000.00
________________________________________________________________________________

                      (iii) Swing note in the original principal amount of $30,000,000.00, executed by Co-Borrowers, payable to the order of Administrative Agent and in substantially the form of Exhibit A-2 to the Credit Agreement;

                      (iv) Security Agreements executed by NJMI and Federal Leasing as debtors and Administrative Agent as secured party, and in substantially the form of Exhibit C-1 to the Credit Agreement;

                      (v) Financing Statements executed by NJMI and Federal Leasing as debtors and Administrative Agent as secured party, for filing with the following UCC filing offices, and in substantially the form of Exhibit C-2 to the Credit Agreement:
________________________________________________________________________________

          Name                                         Jurisdiction
________________________________________________________________________________
NJMI                                            New Jersey Secretary of State
                                                Essex County
________________________________________________________________________________
Federal Leasing                                 New Jersey Secretary of State
                                                Essex County
________________________________________________________________________________

                      (vi) UCC search reports for financing statements filed against NJMI or Federal Leasing as debtor with the relevant UCC filing offices as of the indicated dates together with appropriate UCC-3 Termination Statements releasing such liens as Administrative Agent shall require:

________________________________________________________________________________

          Name                                         Jurisdiction
________________________________________________________________________________

NJMI                                           New Jersey Secretary of State
                                               Essex County, New Jersey
                                               Orange County, New Jersey
                                               Georgia Secretary of State
                                               Fulton County, Georgia
                                               Illinois Secretary of State
                                               Cook County, Illinois
                                               Missouri Secretary of State
                                               Fulton County, Missouri
                                               Boone County, Missouri
                                               Ohio Secretary of State
                                               Stark County, Ohio
                                               Pennsylvania Secretary of State
                                               Allegheny County, Pennsylvania
                                               Montgomery Country, Pennsylvanian
________________________________________________________________________________

Federal Leasing                                New Jersey Secretary of State
                                               Essex County, New Jersey
                                               California Secretary of State
                                               Placer County, Californian
                                               Colorado Secretary of State
                                               Arapahoe County, Colorado
                                               Florida Secretary of State
                                               Palm Beach County, Florida
                                               Illinois Secretary of State
                                               Du Page County, Illinois
________________________________________________________________________________

                      (vii) Officers Certificate for NJMI, executed by the President and Secretary of NJMI as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter accompanied by Annex A-Resolutions, Annex B-Bylaws, Annex C-Corporate Charter;

                      (viii) Officers Certificate of Federal Leasing, executed by the President and Secretary of Federal Leasing as to (a) the due incumbency of its officers authorized to execute or attest to the Credit Documents, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Credit Documents, (c) its bylaws, and (d) its corporate charter accompanied by Annex A-Resolutions, Annex B-Bylaws, Annex C-Corporate Charter;

                      (ix) Certificates of Qualification, Good Standing and Authority for each of NJMI and Federal Leasing in the jurisdiction of its incorporation;

                      (x) Articles of Incorporation for NJMI, certified as of a recent date by the New Jersey Secretary of State;

                      (xi) Articles of Incorporation for Federal Leasing, certified as of a recent date by the New Jersey Secretary of State;

                      (xii) Copies of the Subordinated Debt documents of NJMI and Federal Leasing, certified as true and correct by a Responsible Officer of Parent, NJMI and Federal Leasing;

                      (xiii) An Acquisition-Compliance Certificate;

                      (xiv) Certified copy of the resolutions adopted by the Boards of Directors of each Co-Borrower and Parent, authorizing the execution and delivery of this Amendment;

                      (xv) Subordination Agreements executed by each Junior Lender; and

                      (xvi) All other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

                  (c) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

6. Representations and Warranties. Co-Borrowers and Parent, without in any way limiting the representations and warranties provided in the Credit Agreement, each hereby represent and warrant to Agent that:

                  (a) Co-Borrowers and Parent are authorized to enter into this Amendment;

                  (b) The execution, delivery and performance of this Amendment by Co-Borrowers and Parent do not violate, or conflict with, any law, rule, regulation, order, agreement or contract binding upon such parties, or to which such parties are subject; and

                  (c) This Amendment is valid and binding upon each of the Co-Borrowers and Parent, respectively, in accordance with its terms, except as limited by Debtor Laws. The execution, delivery and performance of this Amendment by each Co-Borrower and Parent does not require the consent of any other Person and does not and will not constitute a violation of any law, agreement or understanding to which any of the Co-Borrowers or Parent is a party or by which any of them is bound.

                  (d) As of the date of this Amendment, no Default or Potential Default has occurred and is continuing.

                  (e) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

7. No Waivers. The entering into of this Amendment will not be deemed to be a waiver of any requirement or obligation under the Credit Agreement and Agent and Lenders reserve all of their rights thereunder.

8. Continued Effect. Each Co-Borrower and Parent acknowledges and confirms that, except to the extent amended hereby or in connection herewith, all terms, provisions and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms and shall inure to the benefit of Agent and Lenders. The Collateral shall continue to secure the Obligation. Each party hereto acknowledges and agrees that Agent shall have all the rights of secured party, beneficiary, Agent, or payee under all security agreements, pledge agreements, memoranda of deposits, guaranties, financing statements and other documents relating to the Credit Agreement. From and after the effective date of this Amendment, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical.

10. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

11. Miscellaneous. The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Amendment, except to the extent that the federal laws of the United States shall supersede. This Amendment embodies the entire Agreement between the parties hereto with respect to the amendment of the Credit Agreement and supersedes all oral agreements, conditions, and understandings with respect to the subject matter hereof.

12. Expenses. The Co-Borrowers agree to pay all reasonable costs incurred in connection with the execution and consummation of this Amendment.

                 [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


         EFFECTIVE as of October 1, 1997.

(address)

American Business Credit, Inc.                AMERICAN BUSINESS CREDIT, INC., as
BalaPointe Office Centre                      a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/ Anthony J. Santill, Jr.
         Chief Financial Officer                 -------------------------------
                                                     Anthony J. Santilli, Jr.
Tel:  610/668-2440
Fax:  610/668-1132


(address)

HomeAmerican Credit, Inc.                     HOMEAMERICAN CREDIT, INC., as a
BalaPointe Office Centre                      Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                      Anthony J. Santilli, Jr.
Tel:  610/668-2440
Fax:  610/668-1132

(address)

American Business Leasing, Inc.               AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centreas                    a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                          /s/ Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Name:  Anthony J. Santilli, Jr.
                                                 Title: Chairman
Tel:  610/668-2440
Fax:  610/668-1132

(address)

New Jersey Mortgage & Investment Corp.        NEW JERSEY MORTGAGE &
BalaPointe Office Centre                      INVESTMENT CORP., as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Name:  Anthony J. Santilli, Jr.
                                                 Title: Chairman
Tel: 610/668-2440
Fax: 610/668-1132

(address)

Federal Leasing Corp.                         FEDERAL LEASING CORP.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By: /s/   Anthony J. Santilli, Jr.
         Chief Financial Officer                  ------------------------------
                                                 Name:  Anthony J. Santilli, Jr.
                                                 Title: Chairman
Tel: 610/668-2440
Fax: 610/668-1132

(address)

American Business Financial Services, Inc.    AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                      SERVICES, INC., as Parent
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Name:  Anthony J. Santilli, Jr.
                                                 Title: Chairman
Tel:  610/668-2440
Fax:  610/668-1132

(address)

Texas Commerce Bank National Association      TEXAS COMMERCE BANK NATIONAL
P.O. Box 337                                  ASSOCIATION, as Administrative
Hurst, Texas 76053-0337                       Agent and a Lender
Attn:    Pam Skinner
Tel:  (817) 656-6768
Fax:  (817) 656-6763                          By: /s/   Pamela E. Skinner
                                                  ------------------------------
                                                  Pamela E. Skinner,
                                                  Vice President

(address)


The Bank of New York                          THE BANK OF NEW YORK
One Wall Street, 17th Floor
New York, New York 10286
Attn: Patricia Dominus                        By: /s/   Patricia M. Dominus
Tel: (212) 635-6467                               ------------------------------
Fax: (212) 635-6468                               Patricia M. Dominus,
                                                  Vice President

(address)

CoreStates Bank, N.A.                         CORESTATES BANK, N.A.
1-8-11-24
1339 Chestnut Street
Philadelphia, Pennsylvania 19101              By: /s/   Joe Romano
Attn: Joe Romano                                  ------------------------------
Tel:  (215) 973-7038                              Joe Romano,
Fax: (215) 786-7704                               Senior Vice President

(address)

Firstrust Bank                                FIRSTRUST BANK
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                      By: /s/   John Hollingsworth
Tel: (215) 728-8449                               ------------------------------
Fax: (215) 728-8767                               John Hollingsworth,
                                                  Assistant Vice President

(address)

National City Bank                            NATIONAL CITY BANK
421 West Market Street
Louisville, Kentucky 40202
Attn: Michael Nicholson                       By: /s/   Michael W. Nicholson
Tel: (502) 581-6744                               ------------------------------
Fax: (502) 581-4154                               Michael W. Nicholson,
                                                  Vice President

                     SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of February 20, 1998, among AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL"), NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc. ("NJMI") and FEDERAL LEASING CORP., a New Jersey corporation ("Federal Leasing") (ABC, HAC, ABL, NJMI, and Federal Leasing are, collectively, the "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); the Lenders (herein so called) described below; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly Texas Commerce Bank, National Association) as Administrative Agent for Lenders ("Agent").

                               R E C I T A L S:

         A. ABC, HAC, ABL, Parent, Lenders, and Agent are parties to that certain Credit Agreement (as amended and supplemented, herein so called) dated as of July 31, 1997.

         B. Co-Borrowers, Parent, and Lenders wish to enter into this amendment to increase the capacity for Lease Borrowings under the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lenders, Agent, Co-Borrowers, and Parent covenant and agree as follows:

1. Definitions. Terms used herein and defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, except as otherwise provided herein. All references to "Sections," "Schedules," and "Exhibits" are references to sections, schedules, and exhibits of the Credit Agreement

2. Amendments. The Credit Agreement shall be and hereby is amended as follows:

         (A) Defined Terms. Section 1.1 is amended by entirely amending the following defined terms:

         "Administrative Agent" means, at any time, Chase Bank of Texas, National Association, formerly named Texas Commerce Bank National Association (or its successor appointed under Section 11.6), acting as administrative, collateral, managing, and syndication agent for Lenders under the Credit Documents.

         "Lease Sublimit" means, at any time, 40% of the total Commitments.

         (B) Notice. The notice provisions for Agent beside its signature to the Credit Agreement is entirely amended as follows:

                  Chase Bank of Texas, National Association

                  P.O. Box 337
                  Hurst, Texas 76053-0337
                  Attn:  Pamela E. Skinner
                  Tel:   (817) 656-6768
                  Fax:   (817) 656-6763

3. Conditions Precedent. The obligation of Agent and each Lender to be bound by the provisions hereof shall be subject to the fulfillment of the following conditions precedent, in a manner satisfactory to Agent:

                  (a) Agent shall have received the following, duly executed by each party thereto, other than Agent, each in form and substance satisfactory to Agent:

                      (i)   This Amendment; and

                      (ii) All other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

                  (c) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

4. Representations and Warranties. Co-Borrowers and Parent, without in any way limiting the representations and warranties provided in the Credit Agreement, each hereby represent and warrant to Agent that:

                  (a) Co-Borrowers and Parent are authorized to enter into this Amendment;

                  (b) The execution, delivery, and performance of this Amendment by Co-Borrowers and Parent do not violate, or conflict with, any law, rule, regulation, order, agreement, or contract binding upon such parties, or to which such parties are subject; and

                  (c) This Amendment is valid and binding upon each of the Co-Borrowers and Parent, respectively, in accordance with its terms, except as limited by Debtor Laws. The execution, delivery, and performance of this Amendment by each Co-Borrower and Parent does not require the consent of any other Person and does not and will not constitute a violation of any law, agreement, or understanding to which any of the Co-Borrowers or Parent is a party or by which any of them is bound.

                  (d) As of the date of this Amendment, no Default or Potential Default has occurred and is continuing, except as was disclosed in Borrower's compliance report of December 31, 1997.

                  (e) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

5. No Waivers. The entering into of this Amendment will not be deemed to be a waiver of any requirement or obligation under the Credit Agreement and Agent and Lenders reserve all of their rights thereunder.

6. Continued Effect. Each Co-Borrower and Parent acknowledges and confirms that, except to the extent amended hereby or in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms and shall inure to the benefit of Agent and Lenders. The Collateral shall continue to secure the Obligation. Each party hereto acknowledges and agrees that Agent shall have all the rights of secured party, beneficiary, Agent, or payee under all security agreements, pledge agreements, memoranda of deposits, guaranties, financing statements, and other documents relating to the Credit Agreement. From and after the effective date of this Amendment, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, and references to Credit Documents shall include this Amendment. To the extent not amended hereby, all existing references in the Credit Documents to Texas Commerce Bank, National Association, shall be deemed to be references to Chase Bank of Texas, National Association.

7. Counterparts. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

8. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns.

9. MISCELLANEOUS. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AMENDMENT, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES SHALL SUPERSEDE. THIS AMENDMENT EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE AMENDMENT OF THE CREDIT AGREEMENT AND SUPERSEDES ALL ORAL AGREEMENTS, CONDITIONS, AND UNDERSTANDINGS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

10. Expenses. The Co-Borrowers agree to pay all reasonable costs incurred in connection with the execution and consummation of this Amendment.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


         EFFECTIVE as of February 20, 1998.

(address)

American Business Credit, Inc.                AMERICAN BUSINESS CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/ Anthony J. Santill, Jr.
         Chief Financial Officer                 -------------------------------
                                                     Anthony J. Santilli, Jr.
Tel:  610/668-2440
Fax:  610/668-1132


HomeAmerican Credit, Inc.                     HOMEAMERICAN CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                      Anthony J. Santilli, Jr.
Tel:  610/668-2440
Fax:  610/668-1132

(address)

American Business Leasing, Inc.               AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centreas                    as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Anthony J. Santilli, Jr.,
                                                 Chairman
Tel:  610/668-2440
Fax:  610/668-1132

(address)

New Jersey Mortgage & Investment Corp.       NEW JERSEY MORTGAGE &
BalaPointe Office Centre                     INVESTMENT CORP.,
111 Presidential Boulevard, Suite 215        as a Co-Borrower
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel: 610/668-2440                               Anthony J. Santilli, Jr.,
Fax: 610/668-1132                               Chairman


(address)

Federal Leasing Corp.                        FEDERAL LEASING CORP.,
BalaPointe Office Centre                     as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By: /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 ------------------------------
Tel: 610/668-2440                                Anthony J. Santilli, Jr.,
Fax: 610/668-1132                                Chairman


(address)

American Business Financial Services, Inc.   AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                     SERVICES, INC.,
111 Presidential Boulevard, Suite 215        as Parent
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
                                                Anthony J. Santilli, Jr.,
                                                Chairman
Tel:  610/668-2440
Fax:  610/668-1132


(address)

Chase Bank of Texas National Association      CHASE BANK OF TEXAS, NATIONAL
P.O. Box 337                                  ASSOCIATION (formerly Texas
Hurst, Texas 76053-0337                       Commerce Bank, National
Attn:    Pamela E. Skinner                    Association), as Agent and a
Tel:     817/656-6768                         Lender
Fax:     817/656-6763

                                              By /s/    Pamela E. Skinner
                                                 -------------------------------
                                                 Pamela E. Skinner,
                                                 Vice President

(address)

The Bank of New York                          THE BANK OF NEW YORK
One Wall Street, 17th Floor
New York, New York 10286
Attn: Patricia Dominus                        By: /s/   Patricia M. Dominus
Tel: (212) 635-6467                               ------------------------------
Fax: (212) 635-6468                               Patricia M. Dominus,
                                                  Vice President



(address)

CoreStates Bank, N.A.                         CORESTATES BANK, N.A.
1-8-11-24
1339 Chestnut Street
Philadelphia, Pennsylvania 19101              By: /s/   Joe Romano
Attn: Joe Romano                                  ------------------------------
Tel:  (215) 973-7038                              Joe Romano,
Fax: (215) 786-7704                               Senior Vice President



(address)

Firstrust Bank                                FIRSTRUST BANK
1931 Cottman Avenue
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                      By: /s/   John Hollingsworth
Tel: (215) 728-8449                               ------------------------------
Fax: (215) 728-8767                               John Hollingsworth,
                                                  Assistant Vice President



(address)

National City Bank                            NATIONAL CITY BANK
421 West Market Street
Louisville, Kentucky 40202
Attn: Michael Nicholson                       By: /s/   Michael W. Nicholson
Tel: (502) 581-6744                               ------------------------------
Fax: (502) 581-4154                               Michael W. Nicholson,
                                                  Vice President

                      THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of March 18, 1998, among AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL"), NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc. ("NJMI") and FEDERAL LEASING CORP., a New Jersey corporation ("Federal Leasing") (ABC, HAC, ABL, NJMI, and Federal Leasing are, collectively, the "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); the Lenders (herein so called) described below; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent for Lenders ("Agent").

         ABC, HAC, ABL, NJMI, Federal Leasing, Parent, Lenders, and Agent are parties to that certain Credit Agreement (as renewed, extended, amended, or restated, herein so called) dated as of July 31, 1997, providing for loans to Co-Borrowers on a revolving basis. Co-Borrower's, Parent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to increase the Commitment of Firstrust Bank ("Firstrust"), and to add Hibernia National Bank ("Hibernia") as a Lender thereto.

         NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lenders, Agent, Co-Borrowers, and Parent covenant and agree as follows:

1. Definitions. Terms used herein and defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, except as otherwise provided herein. All references to "Sections," "Schedules," and "Exhibits" are references to sections, schedules, and exhibits of the Credit Agreement

2. Amendments. The Credit Agreement shall be and hereby is amended as follows:

         (A) Lenders and Commitments. Firstrust's Commitment has been increased, and Hibernia National Bank has been added as a Lender, under the Credit Agreement. Accordingly, Schedule 2 to the Credit Agreement is amended in its entirety in the form of, and all references to that schedule in the Credit Documents are changed to, Amended Schedule 2 attached to this amendment.

3. Conditions Precedent. The obligation of Agent and each Lender to be bound by the provisions hereof shall be subject to the fulfillment of the following conditions precedent, in a manner satisfactory to Agent:

                  (a) Agent shall have received the following, duly executed by each party thereto, other than Agent, each in form and substance satisfactory to Agent:

                      (i)  This Amendment;

                      (ii) For any officer of any Company signing below on behalf of such Company but not included in certificates of incumbency for such Company delivered to Administrative Agent before this amendment, Administrative Agent receives a certificate of the secretary or assistant secretary of such Company about the due incumbency of that officer, and if Administrative Agent reasonably requires, Administrative Agent receives resolutions of the directors of each Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of each such Company.

                      (iii) All other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) Firstrust shall have received a Warehouse Note from each Co-Borrower in the amount of its Commitment as amended hereby;

                  (c) Hibernia shall have received a Warehouse Note from each Co-Borrower in the amount of its Commitment;

                  (d) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

                  (e) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

4. Representations and Warranties. Co-Borrowers and Parent, without in any way limiting the representations and warranties provided in the Credit Agreement, each hereby represent and warrant to Agent that:

                  (a) Co-Borrowers and Parent are authorized to enter into this Amendment;

                  (b) The execution, delivery, and performance of this Amendment by Co-Borrowers and Parent do not violate, or conflict with, any law, rule, regulation, order, agreement, or contract binding upon such parties, or to which such parties are subject; and

                  (c) This Amendment is valid and binding upon each of the Co-Borrowers and Parent, respectively, in accordance with its terms, except as limited by Debtor Laws. The execution, delivery, and performance of this Amendment by each Co-Borrower and Parent does not require the consent of any other Person and does not and will not constitute a violation of any law, agreement, or understanding to which any of the Co-Borrowers or Parent is a party or by which any of them is bound.

                  (d) As of the date of this Amendment, no Default or Potential Default has occurred and is continuing, except as was disclosed in Borrower's compliance report of December 31, 1997.

                  (e) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

5. No Waivers. The entering into of this Amendment will not be deemed to be a waiver of any requirement or obligation under the Credit Agreement and Agent and Lenders reserve all of their rights thereunder.

6. Continued Effect. Each Co-Borrower and Parent acknowledges and confirms that, except to the extent amended hereby or in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms and shall inure to the benefit of Agent and Lenders. The Collateral shall continue to secure the Obligation. Each party hereto acknowledges and agrees that Agent shall have all the rights of secured party, beneficiary, Agent, or payee under all security agreements, pledge agreements, memoranda of deposits, guaranties, financing statements, and other documents relating to the Credit Agreement. From and after the effective date of this Amendment, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, and references to Credit Documents shall include this Amendment. To the extent not amended hereby, all existing references in the Credit Documents to Texas Commerce Bank, National Association, shall be deemed to be references to Chase Bank of Texas, National Association.

7. Counterparts. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

8. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns.

9. MISCELLANEOUS. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AMENDMENT, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES SHALL SUPERSEDE. THIS AMENDMENT EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE AMENDMENT OF THE CREDIT AGREEMENT AND SUPERSEDES ALL ORAL AGREEMENTS, CONDITIONS, AND UNDERSTANDINGS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

10. Expenses. The Co-Borrowers agree to pay all reasonable costs incurred in connection with the execution and consummation of this Amendment.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

         EFFECTIVE as of the date first stated above.

(address)

American Business Credit, Inc.                AMERICAN BUSINESS CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/ Anthony J. Santill, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Anthony J. Santilli, Jr.,
Tel:  610/668-2440                               Chairman
Fax:  610/668-1132


HomeAmerican Credit, Inc.                     HOMEAMERICAN CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Anthony J. Santilli, Jr.,
Tel:  610/668-2440                               Chairman
Fax:  610/668-1132

(address)

American Business Leasing, Inc.               AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centreas                    as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
                                                 Anthony J. Santilli, Jr..
                                                 Chairman
Tel:  610/668-2440
Fax:  610/668-1132

(address)

New Jersey Mortgage & Investment Corp.       NEW JERSEY MORTGAGE &
BalaPointe Office Centre                     INVESTMENT CORP.,
111 Presidential Boulevard, Suite 215        as a Co-Borrower
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel: 610/668-2440                               Anthony J. Santilli, Jr.,
Fax: 610/668-1132                               Chairman


(address)

Federal Leasing Corp.                        FEDERAL LEASING CORP.,
BalaPointe Office Centre                     as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By: /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 ------------------------------
Tel: 610/668-2440                                Anthony J. Santilli, Jr.,
Fax: 610/668-1132                                Chairman


(address)

American Business Financial Services, Inc.   AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                     SERVICES, INC.,
111 Presidential Boulevard, Suite 215        as Parent
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
                                                Anthony J. Santilli, Jr.,
                                                Chairman
Tel:  610/668-2440
Fax:  610/668-1132


(address)

Chase Bank of Texas National Association      CHASE BANK OF TEXAS, NATIONAL
P.O. Box 337                                  ASSOCIATION (formerly Texas
Hurst, Texas 76053-0337                       Commerce Bank, National
Attn:    Pamela E. Skinner                    Association), as Agent and a
Tel:     817/656-6768                         Lender
Fax:     817/656-6763

                                              By /s/    Pamela E. Skinner
                                                 -------------------------------
                                                 Pamela E. Skinner,
                                                 Vice President

(address)

The Bank of New York                          THE BANK OF NEW YORK
One Wall Street, 17th Floor                   as a Lender
New York, New York 10286
Attn: Patricia Dominus                        By: /s/   Patricia M. Dominus
Tel: (212) 635-6467                               ------------------------------
Fax: (212) 635-6468                               Patricia M. Dominus,
                                                  Vice President



(address)

CoreStates Bank, N.A.                         CORESTATES BANK, N.A.
1-8-11-24                                     as a Lender
1339 Chestnut Street
Philadelphia, Pennsylvania 19101              By: /s/   Joe Romano
Attn: Joe Romano                                  ------------------------------
Tel:  (215) 973-7038                              Joe Romano,
Fax: (215) 786-7704                               Relationship Manager



(address)

Firstrust Bank                                FIRSTRUST BANK
1931 Cottman Avenue                           as a Lender
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                      By: /s/   John Hollingsworth
Tel: (215) 728-8449                               ------------------------------
Fax: (215) 728-8767                               John Hollingsworth,
                                                  Assistant Vice President



(address)

National City Bank of Kentucky                NATIONAL CITY BANK OF KENTUCKY,
421 West Market Street                        as a Lender
Louisville, Kentucky 40202
Attn: Michael Nicholson                       By: /s/   Michael W. Nicholson
Tel: (502) 581-6744                               ------------------------------
Fax: (502) 581-4154                               Michael W. Nicholson,
                                                  Vice President


(address)

Hibernia National Bank                        HIBERNIA NATIONAL BANK,
313 Carondelet Street                         as a Lender
11th Floor
New Orleans, Louisiana 70130
Attn: Stephanie Freeman                       By  /s/  Stephanie Freeman
Tel:     504/533-3345                             ------------------------------
Fax:     504/533-5344                             Stephanie Freeman

                     FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of May 31, 1998, among AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL"), NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc. ("NJMI") and FEDERAL LEASING CORP., a New Jersey corporation ("Federal Leasing") (ABC, HAC, ABL, NJMI, and Federal Leasing are, collectively, the "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); the Required Lenders; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent for Required Lenders ("Agent").

         ABC, HAC, ABL, NJMI, Federal Leasing, Parent, Required Lenders, and Agent are parties to that certain Credit Agreement (as renewed, extended, amended, or restated, herein so called) dated as of July 31, 1997, providing for loans to Co-Borrowers on a revolving basis. Co-Borrower's, Parent, and Required Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to permit Parent to maintain certain debt.

         NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Required Lenders, Agent, Co-Borrowers, and Parent covenant and agree as follows:

1. Definitions. Terms used herein and defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, except as otherwise provided herein. All references to "Sections," "Schedules," and "Exhibits" are references to sections, schedules, and exhibits of the Credit Agreement

2. Amendments. Section 8.1(g) of the Credit Agreement is entirely amended as follows:

                  (g) Debt in an aggregate principal amount of up to $100,000,000 under one or more warehouse financing agreements; so long as, the lenders or their agents under each of those arrangements enter into intercreditor arrangements reasonably acceptable to Administrative Agent to the extent those financing arrangements extend to Business-Purposes Loans, Mortgage Loans, or Leases that would be deemed supported Wet Borrowings if financed under this agreement.

3. Conditions Precedent. The obligation of Agent and each Lender to be bound by the provisions hereof shall be subject to the fulfillment of the following conditions precedent, in a manner satisfactory to Agent:

                  (a) Agent shall have received the following, duly executed by each party thereto, other than Agent, each in form and substance satisfactory to Agent:

                      (i)   This Amendment;

                      (ii) For any officer of any Company signing below on behalf of such Company but not included in certificates of incumbency for such Company delivered to Administrative Agent before this amendment, Administrative Agent receives a certificate of the secretary or assistant secretary of such Company about the due incumbency of that officer, and if Administrative Agent reasonably requires, Administrative Agent receives resolutions of the directors of each Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of each such Company.

                      (iii) All other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

                  (c) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

4. Representations and Warranties. Co-Borrowers and Parent, without in any way limiting the representations and warranties provided in the Credit Agreement, each hereby represent and warrant to Agent that:

                  (a) Co-Borrowers and Parent are authorized to enter into this Amendment;

                  (b) The execution, delivery, and performance of this Amendment by Co-Borrowers and Parent do not violate, or conflict with, any law, rule, regulation, order, agreement, or contract binding upon such parties, or to which such parties are subject; and

                  (c) This Amendment is valid and binding upon each of the Co-Borrowers and Parent, respectively, in accordance with its terms, except as limited by Debtor Laws. The execution, delivery, and performance of this Amendment by each Co-Borrower and Parent does not require the consent of any other Person and does not and will not constitute a violation of any law, agreement, or understanding to which any of the Co-Borrowers or Parent is a party or by which any of them is bound.

                  (d) As of the date of this Amendment, no Default or Potential Default has occurred and is continuing.

                  (e) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

5. No Waivers. The entering into of this Amendment will not be deemed to be a waiver of any requirement or obligation under the Credit Agreement and Agent and Required Lenders reserve all of their rights thereunder.

6. Continued Effect. Each Co-Borrower and Parent acknowledges and confirms that, except to the extent amended hereby or in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms and shall inure to the benefit of Agent and Required Lenders. The Collateral shall continue to secure the Obligation. Each party hereto acknowledges and agrees that Agent shall have all the rights of secured party, beneficiary, Agent, or payee under all security agreements, pledge agreements, memoranda of deposits, guaranties, financing statements, and other documents relating to the Credit Agreement. From and after the effective date of this Amendment, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, and references to Credit Documents shall include this Amendment.

7. Counterparts. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

8. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns.

9. MISCELLANEOUS. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AMENDMENT, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES SHALL SUPERSEDE. THIS AMENDMENT EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE AMENDMENT OF THE CREDIT AGREEMENT AND SUPERSEDES ALL ORAL AGREEMENTS, CONDITIONS, AND UNDERSTANDINGS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

10. Expenses. The Co-Borrowers agree to pay all reasonable costs incurred in connection with the execution and consummation of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

         EFFECTIVE as of the date first stated above.

(address)

American Business Credit, Inc.                AMERICAN BUSINESS CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/ Anthony J. Santill, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman



HomeAmerican Credit, Inc.                     HOMEAMERICAN CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman

(address)

American Business Leasing, Inc.               AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centreas                    as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman

New Jersey Mortgage & Investment Corp.       NEW JERSEY MORTGAGE &
BalaPointe Office Centre                     INVESTMENT CORP.,
111 Presidential Boulevard, Suite 215        as a Co-Borrower
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel: 610/668-2440                               Anthony J. Santilli, Jr.,
Fax: 610/668-1132                               Chairman


(address)

Federal Leasing Corp.                        FEDERAL LEASING CORP.,
BalaPointe Office Centre                     as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By: /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 ------------------------------
Tel: 610/668-2440                                Anthony J. Santilli, Jr.,
Fax: 610/668-1132                                Chairman


(address)

American Business Financial Services, Inc.   AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                     SERVICES, INC.,
111 Presidential Boulevard, Suite 215        as Parent
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel:  610/668-2440                              Anthony J. Santilli, Jr.,
Fax:  610/668-1132                              Chairman




(address)

Chase Bank of Texas National Association      CHASE BANK OF TEXAS, NATIONAL
P.O. Box 337                                  ASSOCIATION (formerly Texas
Hurst, Texas 76053-0337                       Commerce Bank, National
Attn:    Audrey B. Mather                     Association), as Agent and a
Tel:     713/216-4476                         Lender
Fax:     713/216-2162

                                              By /s/    Audrey B. Mather
                                                 -------------------------------
                                                 Audrey B. Mather,
                                                 Vice President

(address)

The Bank of New York                          THE BANK OF NEW YORK
One Wall Street, 17th Floor                   as a Lender
New York, New York 10286
Attn: Patricia Dominus                        By: /s/   Patricia M. Dominus
Tel: (212) 635-6467                               ------------------------------
Fax: (212) 635-6468                               Patricia M. Dominus,
                                                  Vice President



(address)

CoreStates Bank, N.A.                         CORESTATES BANK, N.A.
1-8-11-24                                     as a Lender
1339 Chestnut Street
Philadelphia, Pennsylvania 19101              By: /s/   Joe Romano
Attn: Joe Romano                                  ------------------------------
Tel:  (215) 973-7038                              Joe Romano,
Fax: (215) 786-7704                               Relationship Manager



(address)

Firstrust Bank                                FIRSTRUST BANK
1931 Cottman Avenue                           as a Lender
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                      By: /s/   John Hollingsworth
Tel: (215) 728-8449                               ------------------------------
Fax: (215) 728-8767                               John Hollingsworth,
                                                  Assistant Vice President



(address)

National City Bank of Kentucky                NATIONAL CITY BANK OF KENTUCKY,
421 West Market Street                        as a Lender
Louisville, Kentucky 40202
Attn: Michael Nicholson                       By: /s/   Michael W. Nicholson
Tel: (502) 581-6744                               ------------------------------
Fax: (502) 581-4154                               Michael W. Nicholson,
                                                  Vice President

(address)

Hibernia National Bank                      HIBERNIA NATIONAL BANK,
313 Carondelet Street                       as a Lender
11th Floor
New Orleans, Louisiana 70130
Attn: Angela Bentley                        By  /s/   Angela Bentley
Tel:  504/533-2319                              ------------------------------
Fax:  504/533-5344                              Angela Bentley,
                                                National Accounts Representative

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of December 1, 1997, among AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC., a Pennsylvania corporation d/b/a Upland Mortgage ("HAC"), AMERICAN BUSINESS LEASING, INC., a Pennsylvania corporation ("ABL"), NEW JERSEY MORTGAGE & INVESTMENT CORP., a New Jersey corporation d/b/a Ocean to Ocean Financial Group, Inc. ("NJMI") and FEDERAL LEASING CORP., a New Jersey corporation ("Federal Leasing") (ABC, HAC, ABL, NJMI, and Federal Leasing are, collectively, the "Co-Borrowers"); AMERICAN BUSINESS FINANCIAL SERVICES, INC., a Delaware corporation ("Parent"); certain Lenders; and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent for Lenders ("Agent").

         ABC, HAC, ABL, NJMI, Federal Leasing, Parent, Lenders, and Agent are parties to that certain Credit Agreement (as renewed, extended, amended, or restated, herein so called) dated as of July 31, 1997, providing for loans to Co-Borrowers on a revolving basis. Co-Borrower's, Parent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to permit High-LTV Borrowings (as defined in Paragraph 2 below), and to permit Parent to incur certain additional Debt.

         NOW, THEREFORE, in consideration of the premises and the agreements herein set forth and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lenders, Agent, Co-Borrowers, and Parent covenant and agree as follows:

1. Definitions. Terms used herein and defined in the Credit Agreement shall have the meanings set forth in the Credit Agreement, except as otherwise provided herein. All references to "Sections," "Schedules," and "Exhibits" are references to sections, schedules, and exhibits of the Credit Agreement

2. Amendments. The Credit Agreement is amended as follows:

         (A) Section 1.1 is amended by entirely amending or adding the following definitions in alphabetical order with the other definitions in that section:

                  "Applicable-Covered Rate" means -- for each Borrowing-Purpose Category in the table below -- the annual interest rate stated beside that category:

        Borrowing-Purpose Category                     Applicable-Covered Rate
--------------------------------------------------------------------------------
Wet Borrowings and High-LTV Borrowings                          1.6250%
--------------------------------------------------------------------------------
Seasoned Borrowings and Commercial Loan Borrowings              1.7500%
--------------------------------------------------------------------------------
Lease Borrowings                                                2.0000%
--------------------------------------------------------------------------------
Other Borrowings                                                1.3875%
================================================================================

                  "Applicable Margin" means -- for each Borrowing-Purpose Category and relevant Borrowing-Price Category in the table below -- the interest margin beside those categories:


Borrowing-Purpose Category     Borrowing-Price Category      Applicable Margin
--------------------------------------------------------------------------------
Wet Borrowings and High-LTV         Base Rate                    0.2500%
Borrowings
--------------------------------------------------------------------------------
                                    LIBOR                        1.6250%
--------------------------------------------------------------------------------
Seasoned Borrowings and             Base Rate                    0.3750%
Commercial Loan Borrowings
--------------------------------------------------------------------------------
                                    LIBOR                        1.7500%
--------------------------------------------------------------------------------
Lease Borrowings                    Base Rate                    0.6250%
--------------------------------------------------------------------------------
                                    LIBOR                        2.0000%
--------------------------------------------------------------------------------
Other Borrowings                    Base Rate                    0.0000%
--------------------------------------------------------------------------------
                                    LIBOR                        1.3875%
================================================================================

                  "Borrowing Base" means, at any time, the sum of:

                           (a) the total collateral value of each
                  Eligible-Mortgage Loan and each Eligible-Commercial Loan, equal to 98% of the lowest of (i) the unpaid principal balance of the underlying promissory note, (ii) the actual amount funded by ABC or HAC, as the case may be, with respect to that Eligible-Mortgage Loan or Eligible-Commercial Loan, or (iii) the Market Value thereof, as determined by Administrative Agent; plus

                           (b) the total collateral value of each
                  Eligible-Seasoned Loan and Eligible- High-LTV Loan, equal to 90% of the lowest of (i) the unpaid principal balance of the underlying promissory note, (ii) the actual amount funded by ABC, HAC, or NMJI, as the case may be, with respect to that Eligible-Seasoned Loan or Eligible-High-LTV Loan respectively, or (iii) the Market Value thereof, as determined by Administrative Agent; plus

                           (c) the total collateral value of each Eligible Lease
                  and Eligible-Seasoned Lease, equal to 85% of the lower of (i) the actual amount funded by ABL with respect to that Eligible Lease or Eligible-Seasoned Lease, or (ii) the net present value of the current lease balance determined in accordance with the discounting methods agreed upon in writing by ABL and Administrative Agent from time to time.

                  "Borrowing-Purpose Category" means any category of Borrowing determined with respect to its purpose, e.g., a Dry Borrowing, Wet Borrowing, Swing Borrowing, Second-Lien Borrowing, Seasoned Borrowing, High-LTV Borrowing, Commercial Loan Borrowing, or Lease Borrowing.

                  "Eligible-Mortgage Loan" means, at any time, a Mortgage Loan (other than a Seasoned Loan or High-LTV Loan) for which the applicable conditions for eligibility described in Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

                  "Eligible-High-LTV Loan" means, at any time, a High-LTV Loan for which the applicable conditions for eligibility described in
         Schedule 4.1 are satisfied and which may under Section 4.1 be included in the Borrowing Base.

                  "High-LTV Borrowing" means a Borrowing that is subject to the High-LTV Sublimit and the Mortgage Loan for which meets the eligibility requirements set forth on Schedule 4.1.

                  "High-LTV Loan" means a Mortgage Loan which has a loan-to-value ratio greater than 90%, and less than or equal to 125%.

                  "High-LTV Sublimit" means, at any time, 5% of the total Commitments.

         (B) Section 2.1 is amended to add the following bullet immediately after the fourth bullet point:

                  o The total Principal Debt of High-LTV Borrowings may never exceed the High LTV Sublimit.

         (C) Sections 8.1(h)(v) and (vi) of the Credit Agreement are entirely amended as follows:

                  (v) Debt in an outstanding principal amount of $3,000,000 under that certain Rothschild Senior Subordinated Note issued by Parent and due July 1, 2002.

                  (vi) Debt in an aggregate principal amount of up to $125,000,000 (as reduced by any amounts repaid thereunder) under certain Unsecured Subordinated Investment Notes and certain Unsecured Adjustable-Rate Subordinated Money Market Notes issued pursuant to an Indenture with First Trust National Association, as trustee, and Parent, as issuer, dated as of May 27, 1997 (the Debt described in clauses (i)-(v) above being hereinafter referred to as the "existing-Subordinated Debt"); and

                  (vii) Debt, so long as that Debt (A) is subject to subordination, payment blockage, and standstill provisions at least as favorable to Lenders as applicable to the existing-Subordinated Debt under this agreement or otherwise, and (B) is subject to representations, covenants, events of default, and other provisions not significantly more onerous to any Company than the existing-Subordinated Debt.

         (D) Section 12.10(c) is entirely amended as follows:

                         (c) Executed by Parent, Co-Borrowers, and
             Administrative Agent and executed or approved in writing by all Lenders if action of all Lenders is specifically provided in any Credit Document or if it purports to (i) except as otherwise stated in Section 12.10(a), extend the due date or decrease the scheduled amount of any payment under -- or reduce the rate or amount of interest, fees, or other amounts payable to Administrative Agent or any Lender under -- any Credit Document,
             (ii) change the definition of "Borrowing Base" (or any component of it), "Commitment", "Eligible-Mortgage Loan","Eligible-Commercial Loan", "Eligible Lease", "Eligible-Seasoned Lease", "Eligible-Seasoned Loan", "Eligible-High-LTV Loan", "Market
             Value", "Required Lenders", "Stated- Termination Date", or "Termination Percentage", (iii) change the Swing Sublimit, the
             Wet Sublimit, the Second-Lien Sublimit, the Seasoned Sublimit, the High-LTV Sublimit, the Commercial Loan Sublimit or the Lease Sublimit, (iv) amend Schedule 4.1, or (v) partially or fully release any Guaranty or any Collateral, except releases of Collateral contemplated in this agreement.

         (E) Schedule 4.1 and Exhibits D-1 and D-3 are entirely amended in the forms of, and all references in the Credit Agreement to Schedule 4.1 and Exhibits D-1 and D-3 are changed to, the attached Amended Schedule 4.1 and Amended Exhibits D-1 and D-3, respectively.

3. Conditions Precedent. The obligation of Agent and each Lender to be bound by the provisions hereof shall be subject to the fulfillment of the following conditions precedent, in a manner satisfactory to Agent:

                  (a) Agent shall have received the following, duly executed by each party thereto, other than Agent, each in form and substance satisfactory to Agent:

                      (i)   This Amendment;

                      (ii) For any officer of any Company signing below on behalf of such Company but not included in certificates of incumbency for such Company delivered to Administrative Agent before this amendment, Administrative Agent receives a certificate of the secretary or assistant secretary of such Company about the due incumbency of that officer, and if Administrative Agent reasonably requires, Administrative Agent receives resolutions of the directors of each Company authorizing this amendment certified as accurate and complete by the secretary or assistant secretary of each such Company; and

                      (iii) All other documents Agent may reasonably
                  request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

                  (b) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

                  (c) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Agent.

4. Representations and Warranties. Co-Borrowers and Parent, without in any way limiting the representations and warranties provided in the Credit Agreement, each hereby represent and warrant to Agent that:

                  (a) Co-Borrowers and Parent are authorized to enter into this Amendment;

                  (b) The execution, delivery, and performance of this Amendment by Co-Borrowers and Parent do not violate, or conflict with, any law, rule, regulation, order, agreement, or contract binding upon such parties, or to which such parties are subject; and

                  (c) This Amendment is valid and binding upon each of the Co-Borrowers and Parent, respectively, in accordance with its terms, except as limited by Debtor Laws. The execution, delivery, and performance of this Amendment by each Co-Borrower and Parent does not require the consent of any other Person and does not and will not constitute a violation of any law, agreement, or understanding to which any of the Co-Borrowers or Parent is a party or by which any of them is bound.

                  (d) As of the date of this Amendment, no Default or Potential Default has occurred and is continuing.

                  (e) The representations and warranties of the Co-Borrowers and Parent contained in the Credit Agreement, as amended hereby, and the other Credit Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

5. No Waivers. The entering into of this Amendment will not be deemed to be a waiver of any requirement or obligation under the Credit Agreement and Agent and Lenders reserve all of their rights thereunder.

6. Continued Effect. Each Co-Borrower and Parent acknowledges and confirms that, except to the extent amended hereby or in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Credit Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms and shall inure to the benefit of Agent and Lenders. The Collateral shall continue to secure the Obligation. Each party hereto acknowledges and agrees that Agent shall have all the rights of secured party, beneficiary, Agent, or payee under all security agreements, pledge agreements, memoranda of deposits, guaranties, financing statements, and other documents relating to the Credit Agreement. From and after the effective date of this Amendment, all references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, and references to Credit Documents shall include this Amendment.

7. Counterparts. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one and the same document.

8. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors and assigns.

9. MISCELLANEOUS. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AMENDMENT, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES SHALL SUPERSEDE. THIS AMENDMENT EMBODIES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE AMENDMENT OF THE CREDIT AGREEMENT AND SUPERSEDES ALL ORAL AGREEMENTS, CONDITIONS, AND UNDERSTANDINGS WITH RESPECT TO THE SUBJECT MATTER HEREOF.

10. Expenses. The Co-Borrowers agree to pay all reasonable costs incurred in connection with the execution and consummation of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first above written.

         EFFECTIVE as of the date first stated above.

(address)

American Business Credit, Inc.                AMERICAN BUSINESS CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/ Anthony J. Santill, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman



HomeAmerican Credit, Inc.                     HOMEAMERICAN CREDIT, INC.,
BalaPointe Office Centre                      as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman

(address)

American Business Leasing, Inc.               AMERICAN BUSINESS LEASING, INC.,
BalaPointe Office Centreas                    as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                       By /s/  Anthony J. Santilli, Jr.
         Chief Financial Officer                 -------------------------------
Tel:  610/668-2440                               Anthony J. Santilli, Jr.,
Fax:  610/668-1132                               Chairman

(address)

New Jersey Mortgage & Investment Corp.       NEW JERSEY MORTGAGE &
BalaPointe Office Centre                     INVESTMENT CORP.,
111 Presidential Boulevard, Suite 215        as a Co-Borrower
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel: 610/668-2440                               Anthony J. Santilli, Jr.,
Fax: 610/668-1132                               Chairman


(address)

Federal Leasing Corp.                        FEDERAL LEASING CORP.,
BalaPointe Office Centre                     as a Co-Borrower
111 Presidential Boulevard, Suite 215
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By: /s/    Anthony J. Santilli, Jr.
         Chief Financial Officer                 ------------------------------
Tel: 610/668-2440                                Anthony J. Santilli, Jr.,
Fax: 610/668-1132                                Chairman


(address)

American Business Financial Services, Inc.   AMERICAN BUSINESS FINANCIAL
BalaPointe Office Centre                     SERVICES, INC.,
111 Presidential Boulevard, Suite 215        as Parent
Bala Cynwyd, Pennsylvania 19004
Attn:    David M. Levin                      By /s/     Anthony J. Santilli, Jr.
         Chief Financial Officer                -------------------------------
Tel:  610/668-2440                              Anthony J. Santilli, Jr.,
Fax:  610/668-1132                              Chairman




(address)

Chase Bank of Texas National Association      CHASE BANK OF TEXAS, NATIONAL
P.O. Box 337                                  ASSOCIATION (formerly Texas
Hurst, Texas 76053-0337                       Commerce Bank, National
Attn:    Audrey B. Mather                     Association), as Agent and a
Tel:     713/216-4476                         Lender
Fax:     713/216-2162

                                              By /s/    Audrey B. Mather
                                                 -------------------------------
                                                 Audrey B. Mather,
                                                 Vice President

(address)

The Bank of New York                          THE BANK OF NEW YORK
One Wall Street, 17th Floor                   as a Lender
New York, New York 10286
Attn: Patricia Dominus                        By: /s/   Patricia M. Dominus
Tel: (212) 635-6467                               ------------------------------
Fax: (212) 635-6468                               Patricia M. Dominus,
                                                  Vice President



(address)

CoreStates Bank, N.A.                         FIRST UNION NATIONAL BANK
1-8-11-24                                     (successor in interest by merger
1339 Chestnut Street                          to CoreStates Bank, N.A.)
Philadelphia, Pennsylvania 19101              as a Lender
Attn: Joe Romano
Tel:  (215) 973-7038                          By /s/    Joe Romano
Fax: (215) 786-7704                              -------------------------------
                                                 Joe Romano,
                                                 Commercial Officer

(address)

Firstrust Bank                                FIRSTRUST BANK
1931 Cottman Avenue                           as a Lender
Philadelphia, Pennsylvania 19111
Attn: John Hollingsworth                      By: /s/   John Hollingsworth
Tel: (215) 728-8449                               ------------------------------
Fax: (215) 728-8767                               John Hollingsworth,
                                                  Assistant Vice President

(address)

National City Bank of Kentucky               NATIONAL CITY BANK OF KENTUCKY,
421 West Market Street                       as a Lender
Louisville, Kentucky 40202
Attn: Robert Ogburn                          By: /s/   Robert J. Ogburn
Tel: (502) 581-6744                              ------------------------------
Fax: (502) 581-4154                              Robert J. Ogburn,
                                                 Vice President



(address)

Hibernia National Bank                       HIBERNIA NATIONAL BANK,
313 Carondelet Street                        as a Lender
11th Floor
New Orleans, Louisiana 70130
New Orleans, Louisiana 70130
Attn: Angela Bentley                         By /s/   Angela Bentley
Tel:     504/533-2319                           -------------------------------
Fax:     504/533-5344                           Angela Bentley,
                                                National Accounts Representative

                             AMENDED SCHEDULE 4.1

                            ELIGIBILITY CONDITIONS


A.       Eligible-Mortgage Loan.  A Mortgage Loan:

1. For which the applicable Wet Period has not expired if it supports a Wet Borrowing.

1. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Co-Borrower's order (the "applicable Co-Borrower"),
         (d) is endorsed without recourse and in blank by the applicable Co-Borrower, (e) is fully funded, and (f) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

2. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

3. Which is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and (b) grants a first-priority Lien (or second-priority Lien in the case of a Second-Lien Borrowing) on residential-real property described below that will be perfected upon recording.

4. For which the underlying residential-real property (a) consists of land and (i) a one- to four-family dwelling, (ii) a condominium unit that is ready for occupancy, (iii) a manufactured home unit that is permanently attached to the underlying residential-real property, or
         (iv) a residential building, a portion of which may be used for commercial purposes, but not (v) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Requirements, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated-flood plain) in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

5. Which may or may not be covered by a valid and effective Take-Out Commitment held by the applicable Co-Borrower (and if it is covered, the Mortgage Loan conforms in all materials respects with all of the requirements of that Take-Out Commitment).

6. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related promissory note,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

7. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from out of a securitization program, (c) delivered to an investor or securitization custodian or any Person for them for more than the Shipping Period, or (d) delivered to the applicable Co-Borrower for correction for more than the Correction Period.

8. Which conforms to the applicable Co-Borrower's underwriting standards in effect at that time.

9.       Which has a maximum loan-to-value ratio of 90%.

10. Which has been held by the Administrative Agent as an Eligible-Mortgage Loan for 270 days or less.

B.       Eligible-Commercial Loan.  A Commercial Loan:

1. For which the applicable Wet Period has not expired if it supports a Wet Borrowing.

2. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent, (b) has a maturity within 15 years of its origination, (c) is payable or endorsed (without restriction or limitation) to the applicable Co- Borrower's order, (d) is endorsed without recourse and in blank by the applicable Co-Borrower, (e) is fully funded, and (f) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

3. For which no default in the payment of principal or interest or any other default has continued uncured for 60 days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

4. Which is secured by a mortgage, deed of trust, or trust deed that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Administrative Agent and (b) grants a first-priority Lien (or a second-priority Lien in the case of a Second-Lien Borrowing) on commercial property described below that will be perfected upon recording.

5. For which the underlying real property (a) consists of land and a commercial building or structure, (b) is, if required by Appraisal Requirements, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard-extended-coverage insurance (including, without limitation, flood insurance if the property is in a federally-designated- flood plain) in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

6. Which may or may not be covered by a valid and effective Take-Out Commitment held by the applicable Co-Borrower (and if it is covered, the Commercial Loan conforms on all material respects with all of the requirements of that Take-Out Commitment).

7. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related promissory note,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

8. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from and of a securitization program, (c) delivered to an investor or securitization custodian or any Person for it for more than the Shipping Period, or (d) delivered to the applicable Co-Borrower for correction for more than the Correction Period.

9.       Which has a maximum loan-to-value ratio of 90%.

10. Which has been held by Administrative Agent as an Eligible-Commercial Loan for 270 days or less.

C. Eligible-Seasoned Loan. An otherwise Eligible-Mortgage Loan or Eligible-Commercial Loan except either (a) the Mortgage Loan or Commercial Loan has been included in the Borrowing Base for more than 270 days or (b) the underlying promissory note was originated more than 270 days before being included in the Borrowing Base.

D. Eligible-High-LTV Loan. An otherwise Eligible-Mortgage Loan except such Mortgage Loan (a) grants a first-priority Lien or second-priority Lien on residential-real property described below that will be perfected upon recording,
(b) must be covered by a valid and effective Take-Out Commitment held by the applicable Co-Borrower and conform in all material respects with all of the requirements of that Take-Out Commitment, (c) has a maximum loan-to-value ratio of 125%, and (d) has been held by the Administrative Agent as an Eligible-High-LTV Loan for 60 days or less.

E.       Eligible Lease.  A Lease:

1.       Which may not support a Wet Borrowing.

2. The lease agreement evidencing which (a) is payable or assigned (without restriction or limitation) to the applicable Co-Borrower's order, (b) is assigned without recourse and in blank by the applicable Co-Borrower, (c) has been duly authorized by a bona fide, legally competent lessee (or representative of such lessee), (d) has been underwritten in accordance with the Co-Borrowers' standard underwriting guidelines for Leases as disclosed to Administrative
         Agent from time to time, (e) is executed as a single original, which original is delivered to Administrative Agent (i.e. no multiple counterparts of the Lease have been executed), (f) if copies are made of the Lease, each such copy is clearly stamped as a "Copy," (g) is accompanied by a listing of the machinery or equipment covered by the Lease, and (h) to the best knowledge of the Co-Borrowers, is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

3. For which no default in payment of lease payments or any other default has continued uncured for 60 days, no collection or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

4. Which is secured by a security or pledge agreement (which may be part of the lease agreement itself) that (a) is in a form acceptable to Administrative Agent and (b) grants a first-priority Lien (to the extent the Lease is construed as a financing for which a security interest is required to reflect the applicable Co-Borrower's interest in the machinery or equipment) on business machinery and equipment leased to commercial and industrial customers located in the continental United States that will be perfected upon recording of a UCC financing statement (which may be a notice filing for leased machinery and equipment as permitted under the UCC).

5. For which the underlying business machinery and equipment is insured against loss or damage in accordance with the Collateral Documents for it and the applicable Co-Borrower is named as a mortgagee for that insurance.

6. For which all sums of money previously paid by any lessee as advance rentals or deposit of security shall have been fully disclosed to Administrative Agent.

7. The Collateral Documents for which (a) are delivered to Administrative Agent within 270 days after the date of the related lease agreement,
         (b) are in compliance with all Governmental Requirements, (c) are otherwise in compliance with the requirements of the Credit Documents and otherwise in form and substance acceptable to Administrative Agent, and (d) are subject to no Liens other than Lender Liens and other Permitted Liens.

8. Which has not (and no Collateral Document for which has) been (except in respect of reacquisition in connection with the collapse of a proposed securitization) (a) sold to an investor or securitized and repurchased by any Co-Borrower, (b) rejected by an investor or re-acquired by a Co-Borrower from out of a securitization program, (c) delivered to an investor or securitization custodian or any Person for them for more than the Shipping Period, or (d) delivered to the applicable Co- Borrower for correction for more than the Correction Period.

9. Which has been held by Administrative Agent as an Eligible Lease for 270 days or less.

F. Eligible Seasoned-Lease. An otherwise Eligible Lease except either (a) the Lease has been included in the Borrowing Base for more than 270 days, or (b) the underlying lease contract was originated more than 270 days before being included in the Borrowing Base.